SPECIAL SHAREHOLDER MEETINGS

                                     OF THE

                             PRINCIPAL MUTUAL FUNDS

680 8th Street, Des Moines, Iowa   June 16, 2005               2:00 p.m.


         Special shareholder meetings of the Principal Mutual Funds (together the "Funds") were held simultaneously at 680 8th Street, Des Moines, Iowa on Thursday, June 16, 2005, at 2:00 p.m., pursuant to written notices mailed on or about April 18, 2005.

         The meetings were called to order by Ralph C. Eucher, President of each of the Funds.

         Ms. J. B. Schustek, Assistant Secretary of each of the Funds, was appointed Secretary of the meetings and kept minutes.

         Mr. Eucher appointed Ms. K. S. Arterburn as Inspector of election and directed her to report to the Secretary the total number of shares represented at the meeting in person and by proxy for each of the Funds. For each of the Funds, the Inspector filed with the Secretary a Certificate of Tabulation received from Management Information Services Corporation, the proxy tabulator, which included details of all votes received at the time of the meetings. The Secretary announced that of the shares entitled to vote at the meetings, the holders of the following shares were present at the meeting by proxy:

----------------------------------------------- -------------------- ------------------------ ---------------
                   Account                        Shares Entitled        Shares Present         Percent
                     Name                             to Vote              at Meeting           Present
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Balanced Fund, Inc.                           7,904,088.340        4,331,288.495       54.798
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Bond Fund, Inc.                              18,809,112.683       11,414,557.151                   60.686
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Capital Value Fund, Inc.                     13,517,321.413        8,068,405.684                   59.689
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Cash Management Fund, Inc.                  346,080,990.355      189,071,658.301                   54.632
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Equity Income Fund, Inc.                      8,355,307.073        5,098,092.610                   61.016
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Government Securities Income Fund,           27,966,509.742       17,518,008.774       62.639
Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Growth Fund, Inc.                            10,685,122.133        5,493,187.407       51.410
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal International Emerging Markets                4,067,646.200        2,760,185.270       67.857
Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal International Fund, Inc.                     32,180,747.561       19,442,762.018                   60.417
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal International SmallCap                        4,308,384.102        2,459,887.868                   57.095
Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal LargeCap Stock Index                          8,106,940.273        4,579,601.616                   56.490
Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Limited Term Bond Fund, Inc.                 14,404,427.421       10,497,917.221                   72.880
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal MidCap Fund Inc.                             13,665,332.548        7,316,598.977                   53.541
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Partners Blue Chip Fund, Inc.                 8,328,343.720        4,397,521.740                   52.802
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Partners Equity                               8,302,466.589        4,458,505.686                   53.701
Growth Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Partners LargeCap                             7,033,588.774        4,630,043.728                   65.828
Blend Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Partners LargeCap                             5,463,094.253        3,401,913.172                   62.271
Value Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Partners MidCap                               6,160,025.633        3,537,829.299                   57.432
Growth Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Partners SmallCap                             3,604,759.078        2,370,416.479                   65.758
Growth Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Real Estate Securities                        5,943,609.013        3,831,987.839                   64.472
Fund, Inc.
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal SmallCap Fund, Inc.                          11,702,364.677        6,360,973.467                   54.356
----------------------------------------------- -------------------- ------------------------ ---------------
----------------------------------------------- -------------------- ------------------------ ---------------
Principal Tax-Exempt Bond Fund, Inc.                   13,943,552.766        9,165,041.571                   65.730
----------------------------------------------- -------------------- ------------------------ ---------------

         Mr. Eucher announced that Section 2.05 of the bylaws establishes a quorum as a one-third interest of all the capital stock outstanding except as expressly required by law. Accordingly, a one-third interest of capital stock outstanding constitutes a quorum for Issue 22 as presented to the shareholders in the Notice of Special Meeting of Shareholders dated April 18, 2005. However, pursuant to the Investment Company Act of 1940, approval for Issues 1 through 21 requires the vote of a majority of outstanding voting securities as defined in the Investment Company Act of 1940. Mr. Eucher announced that, for all Funds, a quorum was present for the issues before the shareholders and that the meetings were lawfully and properly convened.

         Mr. Eucher directed the Secretary to give a copy of the minutes of the last shareholder meeting to each shareholder who was present and requested a copy. With the consent of the shareholders present by proxy, Mr. Eucher dispensed with the reading of the minutes of the last shareholder meeting.

Mr. Eucher discussed the Board of Director's proposal and recommendation that each Fund (the "Acquired Fund") be combined with a corresponding separate series (the "Acquiring Fund") of Principal Investors Fund, Inc. ("PIF"). The following resolution was thereupon presented by the Secretary:

         "BE IT RESOLVED, That the proposal to approve the Approval of Agreement and Plan of Reorganization providing for the combination of each Fund into a corresponding separate series of PIF be approved and be made effective as of the close of regularly scheduled trading on the New York Stock Exchange on June 30, 2005 (or such other date as may be agreed upon)."

         The resolution was duly moved and seconded. Upon receiving the report from the Secretary, Mr. Eucher reported the results for each Fund:

Proposal 1           Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                     Balanced Fund, Inc. (the "Acquired Fund") into the PIF Disciplined LargeCap Blend Fund (the
                     "Acquiring Fund").
                                       Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               3,906,052.748                49.418                              90.182
Against                                      73,143.537                 0.926                               1.689
Abstain                                     184,156.210                 2.329                               4.251
Broker Non-votes                            167,936.000                 2.125                               3.877
TOTAL                                     4,331,288.495                54.798                             100.000

Proposal 2           Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                     Capital Value Fund, Inc. (the "Acquired Fund") into the PIF LargeCap Value Fund (the "Acquiring
                     Fund").
                                       Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               7,389,463.973                54.667                              91.585
Against                                     117,404.440                 0.868                               1.455
Abstain                                     265,583.271                 1.965                               3.292
Broker Non-votes                            295,954.000                 2.189                               3.668
TOTAL                                     8,068,405.684                59.689                             100.000





Proposal 3           Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                     Partners LargeCap Value Fund, Inc. (the "Acquired Fund") into the PIF Partners LargeCap Value
                     Fund (the "Acquiring Fund").
                                       Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               2,842,386.633                52.029                              83.553
Against                                      55,093.669                 1.008                               1.619
Abstain                                     136,380.870                 2.497                               4.009
Broker Non-votes                            368,052.000                 6.737                              10.819
TOTAL                                     3,401,913.172                62.271                             100.000

Proposal 4           Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                     Equity Income Fund, Inc. (the "Acquired Fund") into the PIF Equity Income Fund (the "Acquiring
                     Fund").
                                       Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               4,278,298.098                51.205                              83.920
Against                                      68,945.159                 0.825                               1.352
Abstain                                     204,020.353                 2.442                               4.002
Broker Non-votes                            546,829.000                 6.545                              10.726
TOTAL                                     5,098,092.610                61.016                             100.000

Proposal 5           Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                     Partners Blue Chip Fund, Inc. (the "Acquired Fund") into the PIF Partners LargeCap Blend Fund I
                     (the "Acquiring Fund").
                                       Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               3,913,581.919                46.991                              88.995
Against                                      80,870.254                 0.971                               1.839
Abstain                                     220,698.567                 2.650                               5.019
Broker Non-votes                            182,371.000                 2.190                               4.147
TOTAL                                     4,397,521.740                52.802                             100.000

Proposal 6          Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    Partners LargeCap Blend Fund, Inc. (the "Acquired Fund") into the PIF Partners LargeCap Blend
                    Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               3,647,057.300               51.852                              78.769
Against                                      51,462.889                0.732                               1.112
Abstain                                     164,486.539                2.338                               3.552
Broker Non-votes                            767,037.000               10.905                              16.567
TOTAL                                     4,630,043.728               65.828                             100.000

Proposal 7          Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    LargeCap Stock Index Fund, Inc. (the "Acquired Fund") into the PIF LargeCap S&P 500 Index Fund
                    (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               4,078,728.877               50.312                              89.063
Against                                      46,295.022                0.571                               1.011
Abstain                                     191,706.717                2.364                               4.186
Broker Non-votes                            262,871.000                3.243                               5.740
TOTAL                                     4,579,601.616               56.490                             100.000




Proposal            8 Approval of Agreement and Plan of Reorganization providing for the combination of the Principal Growth Fund, Inc. (the
                    "Acquired Fund") into the PIF LargeCap Growth Fund (the
                    "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               4,872,684.204               45.603                              88.704
Against                                      98,998.976                0.926                               1.802
Abstain                                     254,277.227                2.380                               4.629
Broker Non-votes                            267,227.000                2.501                               4.865
TOTAL                                     5,493,187.407               51.410                             100.000

Proposal 9          Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    Partners Equity Growth, Inc. (the "Acquired Fund") into the PIF Partners LargeCap Growth Fund I
                    (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               3,862,573.081               46.523                              86.634
Against                                      60,687.114                0.731                               1.361
Abstain                                     225,084.491                2.711                               5.049
Broker Non-votes                            310,161.000                3.736                               6.957
TOTAL                                     4,458,505.686               53.701                             100.000

Proposal            10 Approval of Agreement and Plan of Reorganization
                    providing for the combination of the Principal MidCap Fund,
                    Inc. (the "Acquired Fund") into the PIF MidCap Blend Fund
                    (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               6,112,125.106               44.727                              83.538
Against                                     152,450.659                1.116                               2.083
Abstain                                     289,918.212                2.121                               3.963
Broker Non-votes                            762,105.000                5.577                              10.416
TOTAL                                     7,316,598.977               53.541                             100.000

Proposal            11 Approval of Agreement and Plan of Reorganization
                    providing for the combination of the Principal Partners
                    MidCap Growth Fund, Inc. (the "Acquired Fund") into the PIF
                    Partners MidCap Growth Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               2,978,084.796               48.345                               84.178
Against                                      73,558.732                1.194                                2.080
Abstain                                     150,825.771                2.449                                4.262
Broker Non-votes                            335,360.000                5.444                                9.479
TOTAL                                     3,537,829.299               57.432                              100.000

Proposal            12 Approval of Agreement and Plan of Reorganization
                    providing for the combination of the Principal SmallCap
                    Fund, Inc. (the "Acquired Fund") into the PIF SmallCap Blend
                    Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               5,645,785.369               48.245                                88.757
Against                                     111,014.420                0.948                                 1.745
Abstain                                     242,056.678                2.069                                 3.806
Broker Non-votes                            362,117.000                3.094                                 5.693
TOTAL                                     6,360,973.467               54.356                               100.000




Proposal            13 Approval of Agreement and Plan of Reorganization
                    providing for the combination of the Principal Partners
                    SmallCap Growth Fund, Inc. (the "Acquired Fund") into the
                    PIF Partners SmallCap Growth Fund II (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               2,023,654.259               56.138                                85.371
Against                                      26,327.461                0.731                                 1.111
Abstain                                     115,326.759                3.199                                 4.865
Broker Non-votes                            205,108.000                5.690                                 8.653
TOTAL                                     2,370,416.479               65.758                               100.000

Proposal 14         Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    Real Estate Securities Fund, Inc. (the "Acquired Fund") into the PIF Real Estate Securities Fund
                    (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               2,944,167.873               49.535                                76.831
Against                                      60,277.148                1.014                                 1.573
Abstain                                     150,956.818                2.540                                 3.939
Broker Non-votes                            676,586.000               11.383                                17.656
TOTAL                                     3,831,987.839               64.472                               100.000

Proposal 15         Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    Bond Fund, Inc. (the "Acquired Fund") into the PIF Bond & Mortgage Securities Fund.
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                              10,120,805.938               53.808                                88.666
Against                                     140,905.845                0.749                                 1.234
Abstain                                     454,502.368                2.417                                 3.982
Broker Non-votes                            698,343.000                3.713                                 6.118
TOTAL                                    11,414,557.151               60.686                               100.000

Proposal 16         Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    Government Securities Income Fund, Inc. (the "Acquired Fund") into the PIF Government Securities
                    Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                              13,971,995.151               49.960                                79.758
Against                                     292,326.990                1.045                                 1.669
Abstain                                   1,217,328.633                4.353                                 6.949
Broker Non-votes                          2,036,358.000                7.281                                11.624
TOTAL                                    17,518,008.774               62.639                               100.000

Proposal            17 Approval of Agreement and Plan of Reorganization
                    providing for the combination of the Principal Tax-Exempt
                    Bond Fund, Inc. (the "Acquired Fund") into the PIF
                    Tax-Exempt Bond Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               8,027,197.108               57.569                                87.585
Against                                      77,330.482                0.555                                 0.844
Abstain                                     289,203.981                2.074                                 3.155
Broker Non-votes                            771,310.000                5.532                                 8.416
TOTAL                                     9,165,041.571               65.730                               100.000




Proposal 18         Approval of Agreement and Plan of Reorganization providing for the combination of both the
                    Principal International Fund, Inc. (the "Acquired Fund") and the Principal International
                    SmallCap Fund, Inc. (the "Acquired Fund") into the PIF Diversified International Fund (the
                    "Acquiring Fund").
                       Principal International Fund, Inc.
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                              17,375,316.111               53.993                                89.367
Against                                     197,875.731                0.615                                 1.017
Abstain                                     707,128.176                2.197                                 3.638
Broker Non-votes                          1,162,442.000                3.612                                 5.979
TOTAL                                    19,442,762.018               60.417                               100.000
                   Principal International SmallCap Fund, Inc.
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               2,019,541.056               46.875                                82.099
Against                                      39,884.597                0.925                                 1.621
Abstain                                     128,485.215                2.983                                 5.224
Broker Non-votes                            271,977.000                6.313                                11.056
TOTAL                                     2,459,887.868               57.095                               100.000

Proposal 19         Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    Limited Term Bond Fund, Inc. (the "Acquired Fund") into the PIF High Quality Short-Term Bond
                    Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               7,784,823.968               54.045                                74.156
Against                                     104,948.429                0.728                                 1.000
Abstain                                     257,060.824                1.785                                 2.448
Broker Non-votes                          2,351,084.000               16.322                                22.396
TOTAL                                    10,497,917.221               72.880                               100.000

Proposal            20 Approval of Agreement and Plan of Reorganization
                    providing for the combination of the Principal Cash
                    Management Fund, Inc. (the "Acquired Fund") into the PIF
                    Money Market Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                            179,164,516.250                51.770                                94.760
Against                                 3,520,459.735                  1.017                                 1.862
Abstain                                 5,151,122.316                  1.488                                 2.724
Broker Non-votes                        1,235,560.000                  0.357                                 0.653
TOTAL                                  189,071,658.301                54.632                               100.000

Proposal 21         Approval of Agreement and Plan of Reorganization providing for the combination of the Principal
                    International Emerging Markets Fund, Inc. (the "Acquired Fund") into the PIF International
                    Emerging Markets Fund (the "Acquiring Fund").
                                      Number of Shares        % of Outstanding Shares          % of Shares Present
Affirmative                               2,438,583.107               59.951                                88.349
Against                                      27,294.601                0.671                                 0.988
Abstain                                     145,810.562                3.584                                 5.284
Broker Non-votes                            148,497.000                3.651                                 5.380
TOTAL                                     2,760,185.270               67.857                               100.000

         Mr. Eucher called for nominations for directors to serve until the next shareholder meeting held for the purpose of electing directors and until their successors are duly elected and qualified. On behalf of management, the Secretary reported that the Board of Directors of each Fund at its meeting on February 24, 2005, nominated the following persons:


                                J. E. Aschenbrenner M. A. Grimmett
                                E. Ballantine W. C. Kimball
                                J. D. Davis B. A. Lukavsky
                                R. C. Eucher L. D. Zimpleman R. W. Gilbert

         Mr. Eucher called for further nominations but none were made. The Inspector of election was directed to take a ballot and to report the results to the Secretary.

         Upon receiving the report of the Inspector of election, the Secretary reported that the nominees received the following number of votes, respectively:

                          Principal Balanced Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            4,154,785.442         176,503.053      Grimmett         4,155,689.008          175,599.487
Ballantine               4,155,847.914         175,440.581      Kimball          4,156,553.885          174,734.610
Davis                    4,156,398.221         174,890.274      Lukavsky         4,155,456.133          175,832.362
Eucher                   4,154,003.387         177,285.108      Zimpleman        4,155,893.166          175,395.329
Gilbert                  4,156,745.506         174,542.989

                            Principal Bond Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner           10,975,249.257         439,307.894      Grimmett        10,970,381.335          444,175.816
Ballantine              10,968,868.993         445,688.158      Kimball         10,980,257.700          434,299.451
Davis                   10,980,560.848         433,996.303      Lukavsky        10,967,218.359          447,338.792
Eucher                  10,978,068.711         436,488.440      Zimpleman       10,976,088.197          438,468.954
Gilbert                 10,970,053.007         444,504.144

                       Principal Capital Value Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            7,828,733.249         239,672.435      Grimmett         7,833,521.775          234,883.909
Ballantine               7,836,648.900         231,756.784      Kimball          7,834,296.112          234,109.572
Davis                    7,832,380.420         236,025.264      Lukavsky         7,832,687.274          235,718.410
Eucher                   7,830,984.552         237,421.132      Zimpleman        7,829,667.216          238,738.468
Gilbert                  7,833,890.666         234,515.018

                      Principal Cash Management Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner          184,443,993.086       4,627,665.215      Grimmett       184,399,781.356        4,671,876.945
Ballantine             182,593,300.207       6,478,358.094      Kimball        184,396,993.506        4,674,664.795
Davis                  184,202,860.306       4,868,797.995      Lukavsky       182,361,830.347        6,709,827.954
Eucher                 184,402,785.326       4,668,872.975      Zimpleman      184,410,667.126        4,660,991.175
Gilbert                184,385,220.716       4,686,437.585

                       Principal Equity Income Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            4,931,725.803         166,366.807      Grimmett         4,932,807.185          165,285.425
Ballantine               4,927,555.888         170,536.722      Kimball          4,931,492.184          166,600.426
Davis                    4,931,594.232         166,498.378      Lukavsky         4,928,819.975          169,272.635
Eucher                   4,932,503.847         165,588.763      Zimpleman        4,932,903.772          165,188.838
Gilbert                  4,933,064.481         165,028.129

                Principal Government Securities Income Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner           16,383,160.338       1,134,848.436      Grimmett        16,383,854.881        1,134,153.893
Ballantine              16,418,081.354       1,099,927.420      Kimball         16,387,112.048        1,130,896.726
Davis                   16,397,392.410       1,120,616.364      Lukavsky        16,421,530.860        1,096,477.914
Eucher                  16,396,995.341       1,121,013.433      Zimpleman       16,393,475.558        1,124,533.216
Gilbert                 16,388,294.812       1,129,713.962

                           Principal Growth Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            5,233,984.253         259,203.154      Grimmett         5,235,902.027          257,285.380
Ballantine               5,234,540.448         258,646.959      Kimball          5,236,033.289          257,154.118
Davis                    5,234,223.518         258,963.889      Lukavsky         5,232,827.240          260,360.167
Eucher                   5,236,025.469         257,161.938      Zimpleman        5,235,012.040          258,175.367
Gilbert                  5,235,345.914         257,841.493

               Principal International Emerging Markets Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            2,607,129.497         153,055.773      Grimmett         2,604,113.317          156,071.953
Ballantine               2,599,797.238         160,388.032      Kimball          2,604,377.723          155,807.547
Davis                    2,605,211.538         154,973.732      Lukavsky         2,603,733.913          156,451.357
Eucher                   2,607,484.013         152,701.257      Zimpleman        2,609,600.663          150,584.607
Gilbert                  2,604,551.010         155,634.260

                       Principal International Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner           18,760,563.700         682,198.318      Grimmett        18,770,654.730          672,197.288
Ballantine              18,769,500.305         673,261.713      Kimball         18,768,453.192          674,308.826
Davis                   18,771,445.046         671,316.972      Lukavsky        18,766,786.460          675,975.558
Eucher                  18,769,460.967         673,301.051      Zimpleman       18,768,200.523          674,561.495
Gilbert                 18,767,382.421         675,379.597

                   Principal International SmallCap Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            2,311,246.371         148,641.497      Grimmett         2,314,433.545          145,454.323
Ballantine               2,314,008.698         145,879.170      Kimball          2,314,688.852          145,199.016
Davis                    2,314,530.450         145,357.418      Lukavsky         2,315,792.414          144,095.454
Eucher                   2,314,147.700         145,740.168      Zimpleman        2,313,597.962          146,289.906
Gilbert                  2,313,862.706         146,025.162

                    Principal LargeCap Stock Index Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            4,409,180.336         170,421.280      Grimmett         4,413,161.807          166,439.809
Ballantine               4,411,443.012         168,158.604      Kimball          4,412,923.277          166,678.339
Davis                    4,413,044.450         166,557.166      Lukavsky         4,411,417.976          168,183.640
Eucher                   4,384,666.564         194,935.052      Zimpleman        4,409,634.509          169,967.107
Gilbert                  4,413,314.326         166,287.290

                     Principal Limited Term Bond Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner           10,255,405.923         242,511.298      Grimmett        10,256,078.101          241,839.120
Ballantine              10,250,171.618         247,745.603      Kimball         10,254,998.196          242,919.025
Davis                   10,254,998.196         242,919.025      Lukavsky        10,254,865.834          243,051.387
Eucher                  10,254,929.553         242,987.668      Zimpleman       10,256,101.429          241,815.792
Gilbert                 10,254,974.868         242,942.353

                           Principal MidCap Fund Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            6,995,527.796         321,071.181      Grimmett         6,998,002.495          318,596.482
Ballantine               6,997,729.927         318,869.050      Kimball          6,998,833.778          317,765.199
Davis                    6,998,011.493         318,587.484      Lukavsky         6,995,240.318          321,358.659
Eucher                   6,998,565.988         318,032.989      Zimpleman        6,997,541.800          319,057.177
Gilbert                  6,997,374.196         319,224.781




                     Principal Partners Blue Chip Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            4,180,533.624         216,988.116      Grimmett         4,179,864.158          217,657.582
Ballantine               4,181,537.162         215,984.578      Kimball          4,179,337.386          218,184.354
Davis                    4,180,186.788         217,334.952      Lukavsky         4,179,280.629          218,241.111
Eucher                   4,181,136.460         216,385.280      Zimpleman        4,180,962.712          216,559.028
Gilbert                  4,179,197.488         218,324.252

                   Principal Partners Equity Growth Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            4,229,888.579         228,617.107      Grimmett         4,230,265.959          228,239.727
Ballantine               4,228,332.460         230,173.226      Kimball          4,231,533.015          226,972.671
Davis                    4,225,234.425         233,271.261      Lukavsky         4,227,663.738          230,841.948
Eucher                   4,231,303.971         227,201.715      Zimpleman        4,229,136.782          229,368.904
Gilbert                  4,230,659.158         227,846.528

                  Principal Partners LargeCap Blend Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            4,476,460.980         153,582.748      Grimmett         4,477,536.590          152,507.138
Ballantine               4,477,595.434         152,448.294      Kimball          4,478,949.940          151,093.788
Davis                    4,478,806.269         151,237.459      Lukavsky         4,477,187.235          152,856.493
Eucher                   4,478,268.547         151,775.181      Zimpleman        4,476,892.198          153,151.530
Gilbert                  4,478,727.008         151,316.720

                  Principal Partners LargeCap Value Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            3,263,330.637         138,582.535      Grimmett         3,270,833.940          131,079.232
Ballantine               3,267,352.187         134,560.985      Kimball          3,268,856.900          133,056.272
Davis                    3,270,257.549         131,655.623      Lukavsky         3,270,111.384          131,801.788
Eucher                   3,271,444.550         130,468.622      Zimpleman        3,268,568.301          133,344.871
Gilbert                  3,269,409.155         132,504.017

                   Principal Partners MidCap Growth Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            3,395,870.763         141,958.536      Grimmett         3,396,258.413          141,570.886
Ballantine               3,392,673.761         145,155.538      Kimball          3,398,484.940          139,344.359
Davis                    3,392,747.804         145,081.495      Lukavsky         3,393,598.916          144,230.383
Eucher                   3,398,056.262         139,773.037      Zimpleman        3,396,042.760          141,786.539
Gilbert                  3,397,982.852         139,846.447

                  Principal Partners SmallCap Growth Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            2,265,121.039         105,295.440      Grimmett         2,265,933.519          104,482.960
Ballantine               2,263,000.453         107,416.026      Kimball          2,265,933.519          104,482.960
Davis                    2,257,866.062         112,550.417      Lukavsky        2,267,515.563           102,900.916
Eucher                   2,267,389.619         103,026.860      Zimpleman        2,266,890.561          103,525.918
Gilbert                  2,265,933.519         104,482.960

                   Principal Real Estate Securities Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            3,671,073.350         160,914.489      Grimmett         3,673,926.570          158,061.269
Ballantine               3,664,198.647         167,789.182      Kimball          3,673,292.798          158,695.041
Davis                    3,673,960.855         158,026.984      Lukavsky         3,672,011.815          159,976.024
Eucher                   3,674,079.722         157,908.117      Zimpleman        3,673,877.094          158,110.745
Gilbert                  3,674,129.198         157,858.641





                          Principal SmallCap Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            6,100,410.581         260,562.886      Grimmett         6,103,312.068          257,661.399
Ballantine               6,097,759.715         263,213.752      Kimball          6,104,233.383          256,740.084
Davis                    6,103,523.225         257,450.242      Lukavsky         6,100,847.790          260,125.677
Eucher                   6,103,105.864         257,867.603      Zimpleman        6,102,983.849          257,989.618
Gilbert                  6,104,610.945         256,362.522

                      Principal Tax-Exempt Bond Fund, Inc.
                             "For"              "Withheld"                            "For"              "Withheld"
                             -----              ----------                            -----              ----------
Aschenbrenner            8,911,237.976         253,803.595      Grimmett         8,957,994.352          207,047.219
Ballantine               8,956,998.957         208,042.614      Kimball          8,957,994.352          207,047.219
Davis                    8,956,658.999         208,382.572      Lukavsky         8,937,592.558          227,449.013
Eucher                   8,957,910.361         207,131.210      Zimpleman        8,957,910.361          207,131.210
Gilbert                  8,912,209.756         252,831.815

         No other votes were cast. Mr. Eucher declared that the foregoing nominees had been elected to serve as directors of each of the Funds until the next shareholder meeting and until their successors are duly elected and qualified, unless sooner displaced.

         There being no further business, the meetings, on motion duly made, were adjourned.



                                         /s/Jean B. Schustek

                                         Secretary of the Meeting